UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2004

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Idenitifcaiton Number)

10065 Old Grove Road, San Diego, California  92131

(Address of principal executive offices, with zip code)

(858) 271-7070

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On November 15, 2004, NuVasive, Inc. issued a press release announcing the settlement of litigation matters with Medtronic, Inc.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01                                             Financial Statements and Exhibits

(c)           Exhibits

Exhibit 99.1	Press release issued by NuVasive, Inc. on November 15,2004, announcing the settlement of litigation matters with Medtronic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: November 15, 2004	By:	/s/	KEVIN C. O’BOYLE
Kevin C. O’Boyle
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by NuVasive, Inc. on November 15, 2004, announcing the settlement of litigation matters with Medtronic, Inc.